                                                                  EXHIBIT 10.73



                          SECOND AMENDMENT AND WAIVER

                  SECOND AMENDMENT AND WAIVER, dated as of February 24, 2000 (this "Amendment"), to the Credit Agreement, dated as of January 12, 1999 (as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DENALI INCORPORATED, a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and ING (U.S.) CAPITAL LLC, as documentation agent (the "Documentation Agent").

                                    RECITALS

                  The Borrower anticipates that it shall default in its obligation to comply with certain financial covenants contained in the Credit Agreement for the period ending on December 31, 1999. The Borrower has requested the Administrative Agent and the Lenders to waive existing defaults arising from such non-compliance and to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent, the Documentation Agent and the Lenders parties hereto are willing to agree to such waivers and amendments, but only on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Lenders hereby agree as follows:

1. DEFINED TERMS. UNLESS OTHERWISE DEFINED HEREIN, TERMS DEFINED IN THE CREDIT AGREEMENT ARE USED HEREIN AS THEREIN DEFINED.

2.     AMENDMENTS.  THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

(a) Section 1.1 is hereby amended by adding the following definitions to be placed in alphabetical order:

                  "'Equity Investment': equity contributions into the Borrower pursuant to the issuance of common or preferred stock of the Borrower in a net amount of at least $7,500,000, pursuant to an equity offering made for purposes of satisfying the requirements of this Agreement, pursuant to terms satisfactory to the Administrative Agent, the Documentation Agent and the Lenders."

                  "'Equity Investment Date': the date on which the Equity Investment is consummated."

                  "'Second Amendment and Waiver': the Second Amendment and Waiver, dated as of February 24, 2000, among the Borrower, the Administrative Agent, the Documentation Agent and the Lenders parties thereto."

                  "'Second Amendment Effective Date': the date on which all conditions precedent to the effectiveness of the Second Amendment and Waiver have been satisfied."

(b) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                  "'Applicable Margin': (a) with respect to each Revolving Credit Loan and Term Loan, at any time on which the Domestic Leverage Ratio, as most recently determined as of the date on which the certificate containing such Domestic Leverage Ratio is delivered pursuant to Section 9.2(a) hereof, is within any range set forth below, the rate per annum set forth under the relevant column headings opposite the applicable range below:

                                      Domestic Leverage Ratio    Base Rate  Eurodollar Loans
                                                                   Loans
                  ------------ --------------------------------- ---------- ----------------
                  Tier 7       greater than or equal to 4.25       2.75%          4.00%
                  ------------ --------------------------------- ---------- ----------------
                  Tier 6       greater than or equal to 4.00 but   2.50%          3.75%
                                         less than 4.25
                  ------------ --------------------------------- ---------- ----------------
                  Tier 5       greater than or equal to 3.75 but   2.25%          3.50%
                                         less than 4.00
                  ------------ --------------------------------- ---------- ----------------
                  Tier 4       greater than or equal to 3.50 but   2.00%          3.25%
                                         less than 3.75
                  ------------ --------------------------------- ---------- ----------------
                  Tier 3       greater than or equal to 3.25 but   1.75%          3.00%
                                         less than 3.50
                  ------------ --------------------------------- ---------- ----------------
                  Tier 2       greater than or equal to 3.00 but   1.50%          2.75%
                                         less than 3.25
                  ------------ --------------------------------- ---------- ----------------
                  Tier 1                 less than 3.00            1.25%          2.50%
                  ------------ --------------------------------- ---------- ----------------

         provided, that in the event that the certificate containing the determination of the Domestic Leverage Ratio is not delivered on the date specified and otherwise in accordance with to Section 9.2(a) hereof, the applicable margin shall be the highest rate per annum for such Type of Loan set forth above from the date on which such certificate was required to be delivered in accordance with Section 9.2(a) until such time as such certificate is delivered to the Lenders; provided, further, that, notwithstanding anything to the contrary contained in the Credit Agreement, during the period from and including February 15, 2000 to May 15, 2000, the applicable margin will be deemed to be at Tier 5 grid pricing; and
                  (b) with respect to each Acquisition Loan, at any time on which the Domestic Leverage Ratio, as most recently determined as of the date on which the certificate containing such Domestic Leverage Ratio is delivered pursuant to Section 9.2(a) hereof, is within any range set forth below, the rate per annum set forth under the relevant column headings opposite the applicable range below:

                                     Domestic Leverage Ratio      Base Rate Loans Eurodollar Loans
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 7       greater than or equal to 4.25        3.25%            4.50%
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 6       greater than or equal to 4.00 but    3.00%            4.25%
                                         less than 4.25
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 5       greater than or equal to 3.75 but    2.75%            4.00%
                                         less than 4.00
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 4       greater than or equal to 3.50 but    2.50%            3.75%
                                         less than 3.75
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 3       greater than or equal to 3.25 but    2.25%            3.50%
                                         less than 3.50
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 2       greater than or equal to 3.00 but    2.00%            3.25%
                                         less than 3.25
                  ------------ ---------------------------------- --------------- ----------------
                  Tier 1                 less than 3.00             1.75%            3.00%
                  ------------ ---------------------------------- --------------- ----------------

         provided, that in the event that the certificate containing the determination of the Domestic Leverage Ratio is not delivered on the date specified and otherwise in accordance with to Section 9.2(a) hereof, the applicable margin shall be the highest rate per annum for such Type of Loan set forth above from the date on which such certificate was required to be delivered in accordance with Section 9.2(a) until such time as such certificate is delivered to the Lenders; provided, further, that, notwithstanding anything to the contrary contained in the Credit Agreement, during the period from and including February 15, 2000 to May 15, 2000, the applicable margin will be deemed to be at Tier 5 grid pricing.

         (c) The definition of "Acquisition Loan Commitment Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing in lieu thereof the following new definition:

             "'Acquisition Loan Commitment Termination Date': the Second Amendment Effective Date."

         (d) Section 6.5(c) of the Credit Agreement is hereby amended by adding the following provision at the end thereof:

                  "Notwithstanding anything to the contrary in this Section, the Borrower shall prepay the Loans and reduce the Commitments in an amount equal to 100% of the Equity Investment to be allocated as set forth below. The first $7,500,000 of the amounts relating to the Equity Investment so prepaid shall be applied pro rata to the outstanding Term Loans and the Acquisition Loans to the installments of principal thereof pro rata over the remaining installments. Amounts relating to the Equity Investment in excess of $7,500,000 so prepaid shall be applied to the prepayment of any Revolving Credit Loans and/or cash collateralization of any Letters of Credit but without a concomitant reduction of the Revolving Credit Commitments. Without changing the order of priority of payments outlined above, the amounts prepaid shall be applied first to Base Rate Loans and second to Eurodollar Loans."

         (e) Schedule 1 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule 1 attached hereto.

         (f) Schedule 3.2 of the Credit Agreement is hereby amended by (i) deleting the phrase "the first payment date to occur following the Acquisition Loan Commitment Termination Date" commencing on the second line thereof and substituting in lieu thereof "September 30, 2000" and (ii) deleting the phrase "the Acquisition Loan Commitment Termination Date" commencing on the fifth line thereof and substituting in lieu thereof "September 30, 2000".

3. Equity Investment. (a) The Borrower shall arrange and cause to be invested in the Borrower the Equity Investment, which shall be consummated on or prior to July 31, 2000.

         (b) On the Second Amendment Effective Date, the Borrower shall issue to each Lender, pro rata based upon such Lender's aggregate outstanding Commitment and aggregate outstanding principal amount of its Loans, a series of warrants to purchase common stock of the Borrower substantially in the forms of Exhibits A-1 through A-6 attached hereto, with appropriate insertions and completions (the "Warrants"). In the event that the Equity Investment does not occur on or prior to July 31, 2000, the Warrants shall entitle each Lender to purchase its ratable portion of 250,000 shares of common stock of the Borrower at a price equal to $0.01 per share. In the event that the Equity Investment does not occur on or prior to August 31, 2000, the Warrants shall entitle each Lender to purchase its ratable portion of an additional 250,000 shares of common stock of the Borrower at a price equal to $0.01 per share. In the event that the Equity Investment does not occur on or prior to September 30, 2000, the Warrants shall entitle each Lender to purchase its ratable portion of an additional 200,000 shares of common stock of the Borrower at a price equal to $0.01 per share. In the event that the Equity Investment does not occur on or prior to October 31, 2000, the Warrants shall entitle each Lender to purchase its ratable portion of an additional 100,000 shares of common stock of the Borrower at a price equal to $0.01 per share. In the event that the Equity Investment does not occur on or prior to November 30, 2000, the Warrants shall entitle each Lender to purchase its ratable portion of an additional 100,000 shares of common stock of the Borrower at a price equal to $0.01 per share. In the event that the Equity Investment does not occur on or prior to December 31, 2000, the Warrants shall entitle each Lender to purchase its ratable portion of an additional 100,000 shares of common stock of the Borrower at a price equal to $0.01 per share.

         (c) The Company shall promptly notify the Administrative Agent in writing upon the consummation of the Equity Investment and the occurrence of the Equity Investment Date, such notice to set forth the amount of the Equity Investment and such other information relevant thereto as the Administrative Agent may reasonably request. Upon receipt of such notice, the Administrative Agent shall notify each Lender thereof.

         (d) The Lenders acknowledge that neither the Warrants nor the shares of the Borrower's common stock issuable upon exercise of the Warrants have been registered under the Securities Act of 1933, as amended (the "Act"). The Lenders agree that (i) no public distribution of the Warrants or shares issuable upon exercise of the Warrants will be made in violation of the Act, and (ii) during such period as the delivery of a prospectus with respect to the Warrants or such shares may be required by the Act, no public distribution of the Warrants or such shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The Lenders further agree that if any distribution of any of the Warrants or such shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law.

4.       COMMITMENT CHANGES.

         (a) On the Second Amendment Effective Date, the aggregate Revolving Credit Commitments shall be increased from $20,000,000 to $25,000,000.

         (b) On the Second Amendment Effective Date, the unused Acquisition Loan Commitments shall be terminated.

         (c) On the Second Amendment Effective Date, the Borrower shall be deemed to have requested and the Lenders shall be deemed to have made Revolving Credit Loans in the amount of $3,000,000, the proceeds of which shall be automatically applied to the outstanding principal balance of the Acquisition Loans, thus reducing the aggregate outstanding principal balance of the Acquisition Loans to $15,300,000.

         (d) On the earlier to occur of (i) July 31, 2000 and (ii) the Equity Investment Date, the Borrower shall be deemed to have requested and the Lenders shall be deemed to have made Revolving Credit Loans in the amount of $2,000,000, the proceeds of which shall be automatically applied to the outstanding principal balance of the Acquisition Loans.

5. Waivers. Each of the Administrative Agent, the Documentation Agent and each of the Lenders hereby waives any Default or Event of Default under Section 11(c) of the Credit Agreement relating solely to the failure of the Borrower to comply with the financial covenants contained in Section 10.1 of the Credit Agreement as of December 31, 1999; provided, that this waiver shall cease to be effective if the Domestic Leverage Ratio of the Borrower as of December 31, 1999 shall exceed 4.35 to 1.00 or the Senior Domestic Leverage Ratio of the Borrower as of December 31, 1999 shall exceed 4.25 to 1.00. The foregoing Waiver shall only be effective upon the receipt by the Administrative Agent of a fully executed and delivered, unconditional waiver by the holders of the Permanent Subordinated Debt, in form and substance satisfactory to the Administrative Agent, the Documentation Agent and the Lenders.

6. Forbearance and Reservation of Rights. The Administrative Agent, the Documentation Agent and the Lenders hereby advise the Borrower that, except as set forth in Section 5 hereof, the Administrative Agent, the Documentation Agent and the Lenders do not waive any Default or Event of Default which may exist and that the current non-exercise of rights, remedies, powers and privileges by the Administrative Agent, the Documentation Agent or the Lenders under the Loan Documents and applicable law with respect to such Defaults or Events of Default, if any, shall not be, and shall not be construed as, a waiver thereof, and each of the Administrative Agent, the Documentation Agent and the Lenders reserves its rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Loan Documents and applicable law at any time the Administrative Agent, the Documentation Agent and the Lenders deem appropriate in respect of any Defaults or Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Loan Documents and (iii) to require that all Loans bear interest at the rates specified in the Loan Agreement. Nothing in this Amendment, and no extension of credit made by any Lender on or after the date of any such Event of Default (whether prior to or after the date of this Amendment) shall be construed as an acknowledgment or determination by the Administrative Agent, the Documentation Agent or any Lender that no Default or Event of Default has occurred or is continuing or that such Defaults or Events of Default have been waived.

7. Amendment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender that executes this Second Amendment and Waiver on or before March 1, 2000, an amendment fee in an aggregate amount equal to $145,750 (the "Amendment Fee"). Such Amendment Fee shall be due and payable upon the earlier of (i) July 31, 2000, or (ii) the Equity Investment Date.

8. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

         (a) this Amendment shall have been duly executed and delivered by the Borrower, the Administrative Agent, Lenders and each of the Guarantors;

         (b) the Administrative Agent shall have received replacement Revolving Credit Notes for each Lender holding a Revolving Credit Commitment, duly executed and delivered by the Borrower;

         (c) the Administrative Agent shall have been reimbursed for all fees and expenses required to be paid pursuant to the Credit Agreement or this Amendment; and

         (d) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

9. Warrant Delivery. The Borrower shall deliver a Warrant for each Lender, duly executed by the Borrower, to the Administrative Agent no later than 14 calendar days following the Second Amendment Effective Date. Failure to deliver such Warrants during such period shall constitute an Event of Default under the Credit Agreement.

10. Representations and Warranties. To induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Documentation Agent and the Lenders that, after giving effect to the amendments and waivers provided for herein, and other than as set forth in Section 5 hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that, other than as set forth in Section 5 hereof, no Default or Event of Default will have occurred and be continuing.

11. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

12. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

13. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

14. Applicable Law. this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                     DENALI INCORPORATED.
                                     By: /s/ R. KEVIN ANDREWS
                                        ---------------------------------------
                                          Name:  R. Kevin Andrews
                                          Title:  Vice President/CFO



                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Administrative Agent

                                     By: /s/ CHERYL R. ROOT
                                        ---------------------------------------
                                          Name: Cheryl R. Root
                                          Title: Executive Director
                                          CIBC World Markets Corp.



                                     ING (U.S.) CAPITAL LLC,
                                     as Documentation Agent and as a Lender
                                     By: /s/ BILL REDMOND
                                        ---------------------------------------
                                          Name:  Bill Redmond
                                          Title:  Vice President



                                     CIBC INC.,
                                     as a Lender
                                     By: /s/ CHERYL L. ROOT
                                        ---------------------------------------
                                          Name: Cheryl L. Root
                                          Title: Executive Director
                                          CIBC World Markets Corp.



                                     KEY CORPORATE CAPITAL INC.,
                                     as a Lender
                                     By: /s/ MICHAEL F. LAPHAM
                                        ---------------------------------------
                                          Name: Michael F. Lapham
                                          Title:  Vice President

                                     BANK OF OKLAHOMA N.A.,
                                     as a Lender
                                     By: /s/ PAMELA J. BEEN
                                        ---------------------------------------
                                          Name: Pamela J. Been
                                          Title: Assistant Vice President



                                     SOUTHWEST BANK OF TEXAS, N.A.,
                                     as a Lender
                                     By: /s/ CY CLARK
                                         --------------------------------------
                                          Name:  Cy Clark
                                          Title: Senior Vice President

         The undersigned guarantors hereby consent and agree to the foregoing
Amendment:



                                        CONTAINMENT SOLUTIONS, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        CONTAINMENT SOLUTIONS SERVICES, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                            -----------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        INSTRUMENTATION SOLUTIONS, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        DENALI MANAGEMENT, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        SPECIALTY SOLUTIONS, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        BELCO MANUFACTURING COMPANY, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary

                                        ERSHIGS, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        SEFCO, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        FIBERCAST COMPANY
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        PLASTI-FAB, INC.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        DENALI HOLDINGS MANAGEMENT L.L.C.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title:  Assistant Secretary



                                        DENALI OPERATING MANAGEMENT, LTD.
                                        By: /s/ JANICE C. MCCORMICK
                                           ------------------------
                                             Name:  Janice C. McCormick
                                             Title: Assistant Secretary of
                                                    Denali Management Inc.
                                                      and Denali Holdings
                                                    Management L.L.C.,
                                                    General Partners

                                                                     SCHEDULE 1


              LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES



       Lender and Lending Offices               Term Loan         Acquisition Loan       Revolving Credit
                                               Commitment            Commitment             Commitment
       ----------------------------------- -------------------- ---------------------- ----------------------

                                               $4,200,000            $3,570,000            $5,833,333.34
       CIBC Inc.

       Applicable Lending Offices:


       Base Rate Loans and Eurodollar
       Loans:
            425 Lexington Avenue
            New York, New York  10017
            Attention: Agency
            Services/Brian Foote
            Telephone: 212-856-3704
            Telecopy: 212-856-3763

       ----------------------------------- -------------------- ---------------------- ----------------------
       ING (U.S.) Capital LLC

       Applicable Lending Offices:             $4,200,000            $3,570,000            $5,833,333.33

       Base Rate Loans and Eurodollar
       Loans:
            55 East 52nd Street
            New York, New York 10055
            Attention:  Lisa H. Cummings
            Telephone:  212-409-1676
            Telecopy:  212-486-6341

       ----------------------------------- -------------------- ---------------------- ----------------------
       Key Corporate Capital Inc.

       Applicable Lending Offices:             $4,200,000            $3,570,000            $5,833,333.33

       Base Rate Loans and Eurodollar
       Loans:
            127 Public Square
            Cleveland, Ohio  44114
            Attention:  Cindy Aukerman
            Telephone:  216-689-3656
            Telecopy:  216-689-3298

      ----------------------------------- -------------------- ---------------------- ----------------------
       Bank of Oklahoma, N.A.

       Applicable Lending Offices:             $3,600,000            $3,060,000            $5,000,000.00

       Base Rate Loans and Eurodollar
       Loans:
            Bank of Oklahoma Tower
            8 S.E. One Williams Center
            Tulsa, Oklahoma  74172
            Attention:  Laurie Brumbough
            Telephone:  918-588-6675
            Telecopy:  918-295-0400

       ----------------------------------- -------------------- ---------------------- ----------------------

                                                Term Loan          Acquisition Loan       Revolving Credit
          Lender & Lending Offices              Commitment            Commitment             Commitment
       ----------------------------------- -------------------- ---------------------- ----------------------
       SouthWest Bank of Texas, N.A.           $1,800,000            $1,530,000            $2,500,000.00

       Applicable Lending Offices:

       Base Rate Loans and Eurodollar
       Loans:

       4 Post Oak Park
       4400 Post Oak Parkway
       Houston, Texas  77027
            Attention:  Brooks McGee
            Telephone:  713-235-8826
            Telecopy:
        ----------------------------------- -------------------- ---------------------- ----------------------

       Total:                                  $18,000,000          $15,300,000             $25,000,000
                                               ===========          ===========             ===========

                                                                 (Unused Commitment is
                                                                   Terminated as of
                                                                  February 24, 2000)
                                                                 ==================
       ----------------------------------- -------------------- ---------------------- ----------------------
